Exhibit 99.1

MSM 2005-7                                                       MORGAN STANLEY
                                                                    186 records
Group 5                                                     Balance: 28,592,741
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Mortgage Rates (%)                   Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                           21       3,868,928.49          13.53        5.447         743         75.69
5.501 - 6.000                           98      15,638,691.31          54.69        5.832         741         78.27
6.001 - 6.500                           57       7,774,693.84          27.19        6.300         722         79.75
6.501 - 7.000                            8       1,156,312.85           4.04        6.725         674         83.00
7.001 - 7.500                            1          47,200.00           0.17        7.375         728         80.00
7.501 - 8.000                            1         106,914.03           0.37        7.875         656         94.99
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Minimum:  5.250%
Maximum:  7.875%
Weighted Average:  5.953%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Net Coupon (%)                       Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            2         452,079.95           1.58        5.250         739         80.00
5.001 - 5.500                           61      10,407,521.82          36.40        5.634         745         76.90
5.501 - 6.000                           89      13,189,872.58          46.13        6.020         735         79.12
6.001 - 6.500                           32       4,389,152.14          15.35        6.519         699         80.35
7.001 - 7.500                            1          47,200.00           0.17        7.375         728         80.00
7.501 - 8.000                            1         106,914.03           0.37        7.875         656         94.99
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  7.625%
Weighted Average:  5.703%
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 1 of 6

MSM 2005-7                                                       MORGAN STANLEY
                                                                    186 records
Group 5                                                     Balance: 28,592,741
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
Current Mortgage Loan             Mortgage      of Collateral        Current      Average     Average       Subject
Principal Balance ($)                Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                       31       2,378,735.76           8.32        6.087         728         75.09
100,000.01 - 200,000.00                116      16,514,060.89          57.76        5.979         730         79.58
200,000.01 - 300,000.00                 35       8,338,908.32          29.16        5.906         740         78.86
300,000.01 - 400,000.00                  4       1,361,035.55           4.76        5.703         743         70.83
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Minimum:  47,200.00
Maximum:  359,650.00
Average:  153,724.41
Total:  28,592,740.52
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
FICO                              Mortgage      of Collateral        Current      Average     Average       Subject
Score                                Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
601 - 625                                2         237,880.61           0.83        6.590         614         77.82
651 - 675                               21       2,876,197.72          10.06        6.278         665         80.16
676 - 700                               20       3,142,417.88          10.99        6.106         687         79.11
701 - 725                               33       4,881,387.82          17.07        5.960         713         80.58
726 - 750                               49       7,838,765.57          27.42        5.835         738         76.72
751 - 775                               26       4,090,915.97          14.31        5.915         763         79.74
776 - 800                               28       4,728,557.49          16.54        5.863         786         78.04
801 - 825                                7         796,617.46           2.79        5.850         807         74.19
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  604
Maximum:  816
Non-Zero Weighted Average:  733
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 2 of 6

MSM 2005-7                                                       MORGAN STANLEY
                                                                    186 records
Group 5                                                     Balance: 28,592,741
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Documentation Level                  Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Full/Alt                               133      20,359,720.89          71.21        5.941         733         79.02
Limited                                 51       7,864,911.60          27.51        5.933         736         76.84
Stated Documentation                     1         261,194.00           0.91        6.750         677         90.00
No Documentation                         1         106,914.03           0.37        7.875         656         94.99
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
Original                          Mortgage      of Collateral        Current      Average     Average       Subject
Loan-to-Value Ratio (%)              Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
<= 30.00                                 1          49,895.30           0.17        5.750         816         21.22
30.01 - 35.00                            1          86,214.65           0.30        5.500         748         31.28
45.01 - 50.00                            1         359,650.00           1.26        5.500         748         45.53
50.01 - 55.00                            2         159,620.11           0.56        5.828         796         53.43
55.01 - 60.00                            2         470,742.94           1.65        5.904         722         57.20
60.01 - 65.00                            3         231,799.91           0.81        5.927         744         64.44
65.01 - 70.00                            2         421,037.81           1.47        5.761         780         68.43
70.01 - 75.00                            5         720,152.48           2.52        6.017         713         72.21
75.01 - 80.00                          164      25,379,493.23          88.76        5.946         734         79.96
85.01 - 90.00                            2         347,130.55           1.21        6.750         659         90.00
90.01 - 95.00                            3         367,003.54           1.28        6.506         703         95.00
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Minimum:  21.22%
Maximum:  95.00%
Weighted Average by Current Balance:  78.58%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
Coverage on Loans with Original   Mortgage      of Collateral        Current      Average     Average       Subject
Loan-to-Value Ratio above 80%        Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Y                                        5         714,134.09         100.00        6.625         682         92.57
--------------------------------------------------------------------------------------------------------------------
Total:                                   5         714,134.09         100.00        6.625         682         92.57
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 3 of 6

MSM 2005-7                                                       MORGAN STANLEY
                                                                    186 records
Group 5                                                     Balance: 28,592,741
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
Geographic                              of            Balance          Total     Weighted    Weighted      Original
Distribution                      Mortgage      of Collateral        Current      Average     Average       Subject
by Balance                           Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Washington                              25       4,568,392.43          15.98        5.781         740         77.65
Oregon                                  16       2,772,602.48           9.70        5.705         750         75.11
Colorado                                17       2,575,749.17           9.01        5.916         742         77.80
Florida                                 19       2,381,012.54           8.33        6.002         732         79.66
Texas                                   17       2,074,012.76           7.25        5.950         729         80.05
Michigan                                11       1,577,020.39           5.52        5.992         738         79.99
California                               4       1,211,935.55           4.24        5.699         754         72.63
Connecticut                              7       1,152,789.69           4.03        6.225         712         79.78
Georgia                                  6       1,070,328.84           3.74        5.973         758         79.92
North Carolina                           6         811,306.40           2.84        5.988         749         77.91
Other                                   58       8,397,590.27          29.37        6.114         717         80.11
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Number of States Represented:  32
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Purpose                              Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Purchase                               186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Property Type                        Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Single Family Residence                109      17,028,581.50          59.56        5.938         731         78.44
Planned Unit Development                53       8,387,997.42          29.34        5.950         738         78.45
Condominium                             19       2,308,973.19           8.08        6.092         730         78.32
2 Family                                 4         639,654.47           2.24        5.935         743         84.42
4 Family                                 1         227,533.94           0.80        5.875         743         80.00
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 4 of 6

MSM 2005-7                                                       MORGAN STANLEY
                                                                    186 records
Group 5                                                     Balance: 28,592,741
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Occupancy                            Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Primary                                186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
Remaining Term                    Mortgage      of Collateral        Current      Average     Average       Subject
to Stated Maturity                   Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
235 - 237                                1         188,741.84           0.66        5.875         705         95.00
346 - 348                                1         106,914.03           0.37        7.875         656         94.99
349 - 351                                1         139,463.41           0.49        6.000         717         80.00
352 - 354                               13       1,501,523.32           5.25        6.204         712         79.06
355 - 357                               78      12,662,364.24          44.29        5.826         738         77.59
358 - 360                               92      13,993,733.68          48.94        6.028         732         79.05
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------
Minimum:  237
Maximum:  360
Weighted Average:  356
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Product Type                         Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Fixed 30                                99      13,505,399.52          47.23        5.945         731         78.68
Fixed 30 - IO 10 Yrs                    86      14,863,341.00          51.98        5.963         734         78.46
Fixed 30 - IO 5 Yrs                      1         224,000.00           0.78        5.875         791         80.00
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 5 of 6

MSM 2005-7                                                       MORGAN STANLEY
                                                                    186 records
Group 5                                                     Balance: 28,592,741
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Interest Only                        Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
N                                       99      13,505,399.52          47.23        5.945         731         78.68
Y                                       87      15,087,341.00          52.77        5.961         735         78.48
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Prepayment Penalty Flag              Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
N                                       83      12,634,647.32          44.19        6.037         733         79.13
Y                                      103      15,958,093.20          55.81        5.887         734         78.14
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Prepayment Penalty Term              Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
0                                       83      12,634,647.32          44.19        6.037         733         79.13
6                                        1         290,000.00           1.01        6.000         743         56.86
12                                       1         252,000.00           0.88        6.750         658         80.00
24                                       1         151,164.31           0.53        6.500         741         80.00
36                                      84      12,956,101.34          45.31        5.851         738         78.50
60                                      16       2,308,827.55           8.07        5.938         714         78.45
--------------------------------------------------------------------------------------------------------------------
Total:                                 186      28,592,740.52         100.00        5.953         733         78.58
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 6 of 6

MSM 2005-7                                                       MORGAN STANLEY
                                                                  2,451 records
All records                                                Balance: 837,642,239
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Mortgage Rates (%)                   Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            1         207,685.07           0.02        4.625         757         53.99
5.001 - 5.500                          252      87,389,619.67          10.43        5.458         739         61.63
5.501 - 6.000                        1,665     565,953,408.53          67.57        5.840         723         66.03
6.001 - 6.500                          498     175,842,012.14          20.99        6.227         712         70.02
6.501 - 7.000                           31       7,745,161.34           0.92        6.687         689         77.73
7.001 - 7.500                            3         397,438.17           0.05        7.301         587         91.04
7.501 - 8.000                            1         106,914.03           0.01        7.875         656         94.99
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------
Minimum:  4.625%
Maximum:  7.875%
Weighted Average:  5.890%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Net Coupon (%)                       Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                            1         207,685.07           0.02        4.625         757         53.99
4.501 - 5.000                           10       4,498,918.58           0.54        5.242         756         65.08
5.001 - 5.500                          886     304,025,416.55          36.30        5.646         733         63.81
5.501 - 6.000                        1,396     479,937,647.44          57.30        5.992         717         67.80
6.001 - 6.500                          149      47,235,054.11           5.64        6.447         705         70.75
6.501 - 7.000                            6       1,525,787.76           0.18        6.968         633         83.07
7.001 - 7.500                            2         104,815.41           0.01        7.444         688         79.98
7.501 - 8.000                            1         106,914.03           0.01        7.875         656         94.99
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------
Minimum:  4.375%
Maximum:  7.625%
Weighted Average:  5.640%
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 1 of 8

MSM 2005-7                                                       MORGAN STANLEY
                                                                  2,451 records
All records                                                Balance: 837,642,239
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
Current Mortgage Loan             Mortgage      of Collateral        Current      Average     Average       Subject
Principal Balance ($)                Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                      146      11,499,131.70           1.37        5.999         729         63.25
100,000.01 - 200,000.00                669     102,343,061.82          12.22        5.890         719         68.31
200,000.01 - 300,000.00                499     124,281,837.37          14.84        5.864         718         68.40
300,000.01 - 400,000.00                373     131,585,268.19          15.71        5.872         716         66.61
400,000.01 - 500,000.00                319     144,773,921.10          17.28        5.905         720         67.73
500,000.01 - 600,000.00                197     108,678,759.90          12.97        5.900         722         68.75
600,000.01 - 700,000.00                 85      54,833,208.30           6.55        5.948         731         67.71
700,000.01 - 800,000.00                 47      35,446,254.33           4.23        5.858         726         61.92
800,000.01 - 900,000.00                 27      23,096,287.71           2.76        5.837         728         58.63
900,000.01 - 1,000,000.00               58      56,594,146.41           6.76        5.846         735         63.33
1,000,000.01 - 1,500,000.00             24      31,902,571.59           3.81        6.012         731         58.82
1,500,000.01 >=                          7      12,607,790.53           1.51        5.810         733         59.19
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------
Minimum:  20,357.26
Maximum:  2,000,000.00
Average:  341,755.30
Total:  837,642,238.95
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
FICO                              Mortgage      of Collateral        Current      Average     Average       Subject
Score                                Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Below 600                                3         727,304.53           0.09        6.520         554         80.01
601 - 625                               28       7,993,622.13           0.95        6.084         617         70.43
626 - 650                              101      32,586,939.59           3.89        6.065         639         68.45
651 - 675                              323      99,923,969.22          11.93        5.963         665         66.45
676 - 700                              471     164,180,220.36          19.60        5.917         688         67.46
701 - 725                              397     136,357,880.90          16.28        5.880         712         67.14
726 - 750                              401     137,811,278.74          16.45        5.876         738         67.84
751 - 775                              361     130,279,975.99          15.55        5.825         764         65.44
776 - 800                              281     103,259,784.26          12.33        5.822         786         63.85
801 - 825                               85      24,521,263.23           2.93        5.866         808         62.80
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  532
Maximum:  817
Non-Zero Weighted Average:  722
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 2 of 8

MSM 2005-7                                                       MORGAN STANLEY
                                                                  2,451 records
All records                                                Balance: 837,642,239
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Documentation Level                  Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Limited                                915     346,720,773.34          41.39        5.922         720         68.89
Full/Alt                               704     197,214,732.54          23.54        5.891         723         73.97
No Documentation                       561     196,633,678.42          23.47        5.808         727         55.80
No Ratio                               174      60,419,443.75           7.21        5.915         710         63.00
Stated Documentation                    58      25,961,995.07           3.10        6.014         728         66.36
Lite                                    39      10,691,615.83           1.28        5.894         742         70.77
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
Original                          Mortgage      of Collateral        Current      Average     Average       Subject
Loan-to-Value Ratio (%)              Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
<= 30.00                                52      11,207,067.85           1.34        5.756         739         25.35
30.01 - 35.00                           33       8,592,572.72           1.03        5.818         759         33.18
35.01 - 40.00                           52      15,304,628.79           1.83        5.837         731         37.71
40.01 - 45.00                           78      31,345,686.21           3.74        5.833         731         42.57
45.01 - 50.00                          111      40,305,454.96           4.81        5.805         727         48.22
50.01 - 55.00                          134      48,291,334.14           5.77        5.809         723         52.51
55.01 - 60.00                          202      79,263,011.02           9.46        5.823         729         58.01
60.01 - 65.00                          378     165,579,339.20          19.77        5.872         719         63.65
65.01 - 70.00                          227      81,103,971.20           9.68        5.891         715         68.68
70.01 - 75.00                          214      83,323,498.47           9.95        5.965         714         73.84
75.01 - 80.00                          915     260,121,726.34          31.05        5.936         723         79.59
80.01 - 85.00                            9       2,195,188.20           0.26        6.033         731         84.00
85.01 - 90.00                           24       5,510,676.16           0.66        6.085         699         89.06
90.01 - 95.00                           13       2,699,366.04           0.32        6.281         662         93.99
95.01 - 100.00                           9       2,798,717.65           0.33        5.848         718         99.66
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------
Minimum:  10.53%
Maximum:  100.00%
Weighted Average by Current Balance:  66.53%
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 3 of 8

MSM 2005-7                                                       MORGAN STANLEY
                                                                  2,451 records
All records                                                Balance: 837,642,239
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
Coverage on Loans with Original   Mortgage      of Collateral        Current      Average     Average       Subject
Loan-to-Value Ratios above 80%       Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Y                                       44       9,553,647.02          72.35        6.136         698         89.84
Yes-Pledged Assets                      11       3,650,301.03          27.65        5.883         710         95.74
--------------------------------------------------------------------------------------------------------------------
Total:                                  55      13,203,948.05         100.00        6.066         701         91.47
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
Geographic                              of            Balance          Total     Weighted    Weighted      Original
Distribution                      Mortgage      of Collateral        Current      Average     Average       Subject
by Balance                           Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
California                           1,140     469,878,144.29          56.10        5.850         723         63.58
New York                               122      60,219,669.79           7.19        5.991         722         68.02
Florida                                173      36,983,433.43           4.42        5.939         711         69.40
Washington                             128      32,453,588.75           3.87        5.860         726         73.26
Arizona                                 86      21,654,815.67           2.59        5.829         723         68.31
New Jersey                              42      19,625,489.55           2.34        6.015         722         63.22
Texas                                   98      19,560,554.96           2.34        5.911         712         72.88
Virginia                                50      17,017,938.93           2.03        6.070         705         73.86
Colorado                                72      15,321,028.28           1.83        5.874         726         73.04
Maryland                                39      14,090,966.49           1.68        6.027         714         70.21
Other                                  501     130,836,608.81          15.62        5.934         723         71.12
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------
Number of States Represented:  45
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Purpose                              Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                  1,158     419,196,426.94          50.04        5.877         717         62.66
Purchase                               917     290,051,959.95          34.63        5.915         732         72.59
Refinance - Rate Term                  376     128,393,852.06          15.33        5.876         716         65.51
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 4 of 8

MSM 2005-7                                                       MORGAN STANLEY
                                                                  2,451 records
All records                                                Balance: 837,642,239
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Property Type                        Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Single Family Residence              1,683     583,860,690.47          69.70        5.887         721         66.20
Planned Unit Development               450     146,894,925.63          17.54        5.879         724         68.27
Condominium                            174      46,528,909.76           5.55        5.884         730         67.23
2 Family                                85      35,628,325.24           4.25        5.924         722         65.90
4 Family                                25      12,187,898.14           1.46        5.973         733         65.30
3 Family                                22       9,348,992.45           1.12        5.913         723         60.26
Co-op                                    7       1,988,152.93           0.24        6.183         741         60.74
Townhouse                                3         669,397.80           0.08        6.283         707         79.52
2-4 Family                               2         534,946.53           0.06        6.833         705         73.33
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Occupancy                            Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Primary                              2,114     733,095,914.45          87.52        5.890         720         67.14
Investment                             257      74,440,277.93           8.89        5.885         733         61.27
Second Home                             80      30,106,046.57           3.59        5.913         737         64.75
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 5 of 8

MSM 2005-7                                                       MORGAN STANLEY
                                                                  2,451 records
All records                                                Balance: 837,642,239
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
Remaining Term                    Mortgage      of Collateral        Current      Average     Average       Subject
to Stated Maturity                   Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
115 - 117                                1         120,442.75           0.01        5.875         649         49.40
136 - 138                                1          48,032.80           0.01        5.750         631         80.00
154 - 156                                1         207,685.07           0.02        4.625         757         53.99
163 - 165                                1          86,800.00           0.01        6.125         790         50.76
169 - 171                                4         455,564.30           0.05        5.732         678         69.08
172 - 174                               10       3,153,976.59           0.38        5.616         721         73.53
175 - 177                               54      23,397,773.23           2.79        5.661         733         63.20
178 - 180                               26      12,117,826.18           1.45        5.628         728         54.54
232 - 234                                2         287,659.01           0.03        5.938         711         59.16
235 - 237                               11       3,118,578.10           0.37        6.147         712         72.97
238 - 240                                7       1,953,359.10           0.23        5.741         702         55.60
331 - 333                                1         637,960.81           0.08        6.125         706         74.29
334 - 336                                2         551,304.95           0.07        6.424         768         77.46
337 - 339                                2         297,606.50           0.04        6.437         716         71.38
340 - 342                                1         414,903.62           0.05        5.875         740         90.00
343 - 345                                1         378,743.93           0.05        5.375         689         64.22
346 - 348                                6       2,067,827.40           0.25        6.281         681         70.87
349 - 351                               23       6,291,101.34           0.75        5.942         720         70.39
352 - 354                              267      89,937,419.96          10.74        5.983         686         70.76
355 - 357                            1,146     401,707,059.01          47.96        5.915         728         66.55
358 - 360                              884     290,410,614.30          34.67        5.853         725         65.72
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------
Minimum:  116
Maximum:  360
Weighted Average:  347
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 6 of 8

MSM 2005-7                                                       MORGAN STANLEY
                                                                  2,451 records
All records                                                Balance: 837,642,239
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Product Type                         Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
Balloon 15/30                            1         215,823.72           0.03        5.375         673         80.00
Fixed 15                                96      39,285,477.20           4.69        5.645         730         61.26
Fixed 15 - IO 5 Yrs                      1          86,800.00           0.01        6.125         790         50.76
Fixed 30                             1,419     499,716,542.37          59.66        5.944         719         65.89
Fixed 30 - IO 10 Yrs                   912     287,959,863.71          34.38        5.832         727         68.51
Fixed 30 - IO 3 Yrs                      1         317,000.00           0.04        5.625         722         58.38
Fixed 30 - IO 5 Yrs                     21      10,060,731.95           1.20        5.829         719         62.49
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Interest Only                        Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
N                                    1,516     539,217,843.29          64.37        5.922         720         65.56
Y                                      935     298,424,395.66          35.63        5.832         727         68.29
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Prepayment Penalty Flag              Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
N                                    1,042     374,539,144.01          44.71        5.941         725         68.28
Y                                    1,409     463,103,094.94          55.29        5.848         719         65.12
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 7 of 8

MSM 2005-7                                                       MORGAN STANLEY
                                                                  2,451 records
All records                                                Balance: 837,642,239
===============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                        Total                                              Weighted
                                    Number            Current           % of                                Average
                                        of            Balance          Total     Weighted    Weighted      Original
                                  Mortgage      of Collateral        Current      Average     Average       Subject
Prepayment Penalty Term              Loans                ($)    Balance (%)   Coupon (%)        FICO       LTV (%)
--------------------------------------------------------------------------------------------------------------------
0                                    1,042     374,539,144.01          44.71        5.941         725         68.28
4                                        1         940,000.00           0.11        5.750         693         80.00
6                                       31      17,647,045.48           2.11        5.861         747         58.06
12                                       8       1,944,477.29           0.23        5.959         682         68.62
24                                      12       6,052,669.79           0.72        5.951         683         59.02
36                                     952     290,917,253.92          34.73        5.863         721         65.97
42                                       1         164,807.78           0.02        6.000         693         78.30
60                                     404     145,436,840.68          17.36        5.813         716         64.37
--------------------------------------------------------------------------------------------------------------------
Total:                               2,451     837,642,238.95         100.00        5.890         722         66.53
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

Oct 17, 2005 16:59                                                  Page 8 of 8